SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 20, 2004

                         Commission File No. 2-95836-NY



                           GOLDTECH MINING CORPORATION
                          (Formerly Egan Systems, Inc.)
             (Exact name of registrant as specified in its charter)


         Nevada                                           13-13250816
------------------------------                -------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)



                  4904 Waters Edge Dr., #160, Raleigh, NC 27606
                    (Address of principal executive offices)

                                 (919) 851-2239
                            (Issuer telephone number)





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Item 5.  Other Information

     On September 13, 2004, the Board of Directors of the Company removed Tolan Furusho as the Secretary and Treasurer of the Company effective immediately. Mr. Furusho continues to serve as a director of the Company.

                                                              Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                            GOLDTECH MINING CORPORATION

     September 16, 2004                /s/  Ralph Jordan
                                       ---------------------------
                                              Ralph Jordan, Chairman & CEO